UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2008

COMMERCE ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

    On July 21, 2008, Commerce Energy Group, Inc., a Delaware corporation (the "Company"), Commerce Energy, Inc., a California corporation and wholly-owned subsidiary of the Company ("Commerce"), Wachovia Capital Finance Corporation (Western), a California corporation, as Agent and Lender (the "Agent"), and Wells Fargo Foothill LLC, as Lender, entered into a Ninth Amendment to Loan and Security Agreement (the "Amendment") amending that certain Loan and Security Agreement dated June 8, 2006, as amended (the "Credit Facility") by and among the Company, Commerce and the Agent. Capitalized terms not otherwise defined have the meaning set forth in the Credit Facility.

    The Amendment revises several provisions of the Credit Facility, including, without limitation, (i) certain financial covenants, (ii) the definition of Borrowing Base and (iii) the revolving loan limit amount.

     Pursuant to the Amendment, Commerce is not required to comply with Excess Availability financial convenants for up to five days per calendar month upon written notice to Agent. In addition, the Compliance with liquidity forecast requirements were amended and restated in their entirety.

    The definition of  Borrowing Base was amended to include in the calculation the sum of all collections received on Accounts of Borrowers during the immediately preceeding forty-five (45) days rather than the immediately preceeding thirty (30) days.

    Additionally, under the Amendment, the Revolving Loan Limit was amended from $50,000,000 to $45,0000,000.

    Under the terms of the Amendment, Commerce acknowledged and agreed that it would terminate the Credit Facility on or before October 1, 2008 and also acknowledged and agreed to obtain subordinated financing of no less than $10,000,000 on or before July 25, 2008.

    The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the actual Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits. The following item is filed as an exhibit to the Report:

Exhibit No.	Description

99.1
Ninth Amendment to Loan and Security Agreement, dated July 21, 2008, by and among Commerce Energy, Inc., Commerce Energy Group, Inc., Wachovia Capital Finance Corporation (Western), as Agent and Lender and Wells Fargo Foothill, LLC, as Lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
COMMERCE ENERGY GROUP, INC.
a Delaware corporation
Date: July 25, 2008	By: /s/ C. Douglas Mitchell
C. Douglas Mitchell
Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.1
Ninth Amendment to Loan and Security Agreement, dated July 21, 2008, by and among Commerce Energy, Inc., Commerce Energy Group, Inc., Wachovia Capital Finance Corporation (Western), as Agent and Lender and Wells Fargo Foothill, LLC, as Lender